                                                                   Exhibit 3.132

Articles of Incorporation
of
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
(Name of Corporation)

The undersigned, a majority of whom are citizens of the United States, desiring to form a corporation, for profit, under Sections 1701.01 et seq. of the Revised Code of Ohio, do hereby certify:

FIRST. The name of said corporation shall be PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.

SECOND. The place in Ohio where its principal office is to be located is 1655 E. Market St. Akron, Ohio, Summit County. (City, Village or Township)

THIRD. The purposes for which it is formed are:

To engage in the business of providing ambulance and First Aid service in the City of Akron, Ohio and elsewhere; to own, operate, sell, lease or rent supplies and equipment for aid to the sick, injured and invalid persons and in general do all things usually or necessarily done by an Ambulance Company.

To construct, buy or otherwise acquire, hold, handle, lease, manage, exchange, sell, mortgage, pledge and dispose of any property, real or personal, or mixed, as the case may be, as may be required by the corporation, and in manner and form as provided by law, and to enter into, make, perform and carry out contracts for any lawful purposes pertaining to the business or property of the corporation with any person, firm, association or corporation in manner and form as provided by law.

To issue bonds, debentures, or obligations of this company from time to time for any of the objectives or purposes of the corporation and to secure the same by note, pledge, deed of trust or otherwise.

To conduct its business in any or all of its branches and maintain offices both within and without the State of Ohio and in any and all other States of the United States of America.

To acquire, buy, purchase or otherwise hold, possess, mortgage, transfer, hold, convey or otherwise dispose of real or personal property without limitation to the extent that the same may be permissible under their laws.

To acquire all or any part of the goodwill, rights, property and business of any corporation, association, partnership, firm, trustee, syndicate, combination, organization, or other entity, or individual, domestic or foreign, heretofore or hereafter engaged in any business similar to the business of the corporation or otherwise, and to pay for the same in cash or in shares or obligations of the corporation or otherwise, and to hold, utilize, enjoy and in any manner dispose of the whole or any part of the rights and property so acquired, and to assume in connection therewith any liabilities of any such corporation, association, partnership, firm, trustee, syndicate, combination, organization, individual or other entity, domestic or foreign, and to conduct in the State of Ohio and/or in any other state, territory, locality or country the whole or any part of the business thus acquired, provided such business is not prohibited by the laws of the State of Ohio.

The foregoing clauses shall be construed both as objects and powers and it is hereby expressly provided that the enumeration herein of specific objects and powers shall not be held to limit or restrict in any way the general powers of the corporation, to do any act permitted by the General Corporation laws of the State of Ohio and to exercise all powers incidental to its stated purpose.

FOURTH. The number of shares which the corporation is authorized to have outstanding is Two hundred fifty (250) shares, all of which shall be without par value.

Shares without par value may be issued pursuant to subscriptions taken by the incorporators, and, after organization, shares without par value now or hereafter authorized may be issued or agreed to be issued from time to time for such amount or amounts of consideration as may be fixed from time to time by the board of directors. The board of directors in its discretion may fix different amounts and/or kinds of consideration for the issuance of shares without par value, whether issued at the time or different times, and may determine that only a part or proportion of the amount or amounts of consideration which shall be received by the corporation shall be stated capital. Any and all shares without par value so issued, the consideration for which, as fixed by the incorporators or by the board of directors, has been paid or delivered, shall be fully paid and non-assessable.

FIFTH. The amount of stated capital with which the corporation shall begin business is Twenty five hundred and no/100--------------Dollars ($2500.00).

IN WITNESS WHEREOF, We have hereunto subscribed our names, this 1st day of June, 1959.

PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
            (Name of Corporation)


/s/ William H. Enderlein, Jr.
-------------------------------------
William H. Enderlein, Jr.


/s/ Ralph B. Appleby, Jr.
-------------------------------------
Ralph B. Appleby, Jr.


/s/ Richard A. Nye
-------------------------------------
Richard A. Nye

(INCORPORATORS' NAMES SHOULD BE TYPED OR PRINTED BENEATH SIGNATURES)

N.B. Articles will be returned unless accompanied by form designating statutory agent. See Section 1701.07, Revised Code of Ohio.

ORIGINAL APPOINTMENT OF AGENT

The undersigned, being at least a majority of the incorporators of

PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.,
             (Name of Corporation)

hereby appoint William H. Enderlein, Jr.,
                          (Name of Agent)

a natural person resident in the county in which Physicians & Surgeons Ambulance Service, Inc.
                        (Name of Corporation)

has its principal office (strike out phrase not applicable), upon whom (which) any process, notice or demand required or permitted by statute to be served upon the corporation may be served. His (Its) complete address is
774 Good Park Blvd., Akron, Summit County, Ohio.
(Street or Avenue)   (City or Village)

PHYSICIANS & SURGEONS AMBULANCE SERVICE, Inc.
     (Name of Corporation)


/s/ William H. Enderlein, Jr.
----------------------------------------
William H. Enderlein, Jr.


/s/ Ralph B. Appleby, Jr.
----------------------------------------
Ralph B. Appleby, Jr.


/s/ Richard A. Nye
----------------------------------------
Richard A. Nye

(INCORPORATORS NAMES SHOULD BE TYPED OR PRINTED BENEATH SIGNATURES)

Akron, Ohio
June 1st, 1959

Physicians & Surgeons Ambulance Service, Inc.
            (Name of Corporation)

Gentlemen: I, It (strike out word not applicable) hereby accept(s) appointment as agent of your corporation upon whom process, tax notices or demands may be served.

William H. Enderlein, Jr.


/s/ William H. Enderlein, Jr.
----------------------------------------
(Signature of Agent or
Name of Corporation)


By
   -------------------------------------
(Signature of Officer Signing and Title)

Remarks: All articles of incorporation must be accompanied by an original appointment of agent. There is no filing fee for this appointment.

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, made and entered into this 17th day of June, 1992, by and between PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation, (hereinafter referred to as "P&S Ambulance") and P&S AMBULANCE, TEXAS, INC., a Texas corporation (hereinafter referred to as "P&S Ambulance Texas"), both corporations being sometimes hereinafter collectively referred to as the "Constituent Corporations".

WITNESSETH, That:

WHEREAS, P&S Ambulance is a corporation duly organized under and existing by virtue of the laws of the State of Ohio; and

WHEREAS, P&S Ambulance, Texas, is a corporation duly organized under and existing by virtue of the laws of the State of Texas and has one share of common stock issued and outstanding; and

WHEREAS, the sole share of the issued and outstanding capital stock of P&S Ambulance, Texas is wholly owned by P&S Ambulance and there are no other shares issued or outstanding to any other shareholder; and

WHEREAS, the respective Boards of Directors and shareholders of the Constituent Corporations deem it advisable that P&S Ambulance, Texas, the disappearing corporation, be merged into P&S Ambulance, the Surviving Corporation, under the laws of the State of Ohio and the laws of the State of Texas; and

WHEREAS, this Agreement and Plan of Merger has been proposed and approved by the Directors of P&S Ambulance, Texas and adopted by the shareholders of P&S Ambulance, Texas in the manner prescribed by the laws of the State of Texas, under which said corporation is organized; and

WHEREAS, this Agreement and Plan of Merger has been approved by the Directors of P&S Ambulance in the manner prescribed by the laws of the State of Ohio, under which said corporation is organized; and

WHEREAS, no further authorization or approval is required under either the laws of the State of Texas or the laws of the State of Ohio per Ohio Revised Code
Section 1701.80(c)(1).

NOW, THEREFORE, the parties to this Agreement, in consideration of the premises and of the mutual agreements herein contained, have agreed and do hereby agree, each with the other as follows:

1. EFFECTIVE DATE. Effective at 11:59 p.m., Eastern Standard Time, on June 30, 1992, or as soon thereafter as this Agreement and Plan of Merger shall have been filed, together with appropriate Certificates of Merger or Articles of Merger, with both the Secretary of State of Texas, in accordance with the Texas Business Corporation Act and acts amendatory thereof, and the Secretary of State of Ohio, in accordance with the Ohio General Corporation Law and acts amendatory thereof, P&S Ambulance, Texas shall be merged into P&S Ambulance, the surviving corporation. Upon such filing, the separate existence of P&S Ambulance, Texas shall cease (except insofar as continued by statute); and the two (2) corporations shall become and thenceforth be a single corporation, to-wit: PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation (the "Surviving Corporation"). The date and the time upon which P&S Ambulance, Texas shall have been merged into P&S Ambulance is hereinafter sometimes referred to as "the effective date of this merger".

2. NAME OF SURVIVOR. The name of the Surviving Corporation, as set forth in its current Articles of Incorporation, is and shall continue to be upon the effective date of this merger, "PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.", and said corporation shall continue to be governed by the laws of the State of Ohio.

3. ARTICLES OF SURVIVOR. Upon the effective date of this merger the Articles of Incorporation of P&S Ambulance, as the same have been amended to the date hereof, shall be the Articles of Incorporation of the Surviving Corporation upon and after the effective date of the merger.

4. DIRECTORS. The Directors of the Surviving Corporation on the effective date of this merger shall continue as such until successors are duly elected or designated after the effective date of the merger.

5. CODE OF REGULATIONS OF SURVIVOR. The Code of Regulations of P&S Ambulance, as the same have been amended as of the date hereof, shall constitute and continue as the Code of Regulations of the Surviving Corporation.

6. LOCATION OF PRINCIPAL OFFICE. The location of the principal office of the Surviving Corporation in the State of Ohio shall be its present location at 1511 East Market, Akron, Ohio, 44305.

7. CONSENT TO SUIT. The Surviving Corporation hereby consents to be sued and served with process in the State of Ohio, and irrevocably appoints the Secretary of State of the State of Ohio as its agent to accept service of process in any proceeding in the State of Ohio to enforce against the Surviving Corporation any obligation of P&S Ambulance, Texas or to enforce the rights of a dissenting shareholder of P&S Ambulance, Texas.

8. STATUTORY AGENT. The Surviving Corporation hereby appoints as its statutory agent within the State of Ohio Michael L. Stark, Stark & Knoll Co., L.P.A., 1512 Ohio Edison Building, 76 South Main Street, Akron, Ohio, 44308, upon whom any process, notice or demand required or permitted by statute to be served on the Surviving Corporation may be served.

9. TERMS AND CONDITIONS OF MERGER. The terms and conditions of this merger and the mode of carrying the same into effect are as follows:

a. Upon the effective date of this merger, P&S Ambulance as the sole shareholder of P&S Ambulance, Texas, shall surrender for cancellation its outstanding shares of P&S Ambulance, Texas which it presently owns and said Surviving Corporation shall cause the same and such shares represented thereby to be cancelled.

b. No additional shares of P&S Ambulance shall be issued as a result of this merger.

10. TERMINATION OF EXISTENCE. Upon the effective date of this merger, the separate existence of P&S Ambulance, Texas shall cease, and the corporate existence and identity of P&S Ambulance shall continue as the Surviving Corporation.

11. EFFECT OF MERGER. The Surviving Corporation, without further action, shall succeed to all the rights, privileges, powers and franchises of a public as well as of a private nature and be subject to all the restrictions, disabilities and duties, of each of the Constituent

Corporations: and all and singular the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to each Constituent Corporation on whatever account, as well for stock subscriptions as all other things in action or belonging to each Constituent Corporation shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all property of the Surviving Corporation as they were of the Constituent Corporations; and the title to any real estate vested by deed or otherwise, under the laws of the State of Texas or of any other jurisdiction, in each Constituent Corporation shall not revert or be in any way impaired by reason of the merger; provided, however, that all rights of creditors and all liens upon any property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

12. ABANDONMENT OF MERGER. Notwithstanding the approval of this Agreement and Plan of Merger by the Boards of Directors or shareholders of the Constituent Corporations, the merger herein contemplated may be abandoned and this Agreement and Plan of Merger may be terminated at any time prior to the effective date of this merger by mutual agreement of the Boards of Directors of the Constituent Corporations.

IN WITNESS WHEREOF, the corporations parties hereto have caused this Agreement and Plan of Merger to be signed in their respective corporate names by their respective officers thereunto duly authorized as of the day and year first hereinabove written.

PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.


By: /s/ Ronald L. Myers
    ---------------------------------
    Ronald L. Myers, President


Attest: /s/ Eric Voth
        -----------------------------
        Eric Voth, Secretary


P&S AMBULANCE, TEXAS, INC.


By: /s/ Ronald L. Myers
    ---------------------------------
    Ronald L. Myers, President


Attest: /s/ Michael L. Stark
        -----------------------------
        Michael L. Stark,
        Assistant Secretary

CERTIFICATE OF MERGER

The undersigned, the President and Secretary, respectively, of PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation (the "Corporation"), do hereby certify that attached hereto and made a part hereof is a signed copy of an Agreement and Plan of Merger by and between said Corporation and P&S AMBULANCE, TEXAS, INC., a Texas corporation and a wholly owned subsidiary of the Corporation.

The undersigned, the President and Secretary, respectively, of said Corporation further hereby certify that the attached Agreement and Plan of Merger was duly proposed and approved by the Directors of said Corporation pursuant to the provisions of Section 1701.80 of the Ohio General Corporation Law. Shareholder approval is not required per Ohio Revised Code, Section 1701.80(C)(1).

The effective time and date of said merger shall be 11:59 p.m., Eastern Standard Time, on June 30, 1992 or as soon thereafter as the Agreement and Plan of Merger shall have been filed, together with this Certificate of Merger and the Articles of Merger to be filed with the respective secretaries of State of Ohio and Texas.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 17th day of June, 1992.

PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.


By: /s/ Ronald L. Myers
    ---------------------------------
    Ronald L. Myers, President


Attest: /s/ Eric Voth
        -----------------------------
        Eric Voth, Secretary

STATE OF OHIO
SS:
SUMMIT COUNTY

On this 17th day of June, 1992, before me, a Notary Public, in and for said County and State, personally appeared Ronald L. Myers, President and Eric Voth, Secretary of PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation, who acknowledged that they did sign the foregoing instrument on behalf of such Corporation and by authority of said Corporation and that the same is their voluntary act and deed on behalf of said Corporation, and the voluntary act and deed of such Corporation.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


/s/ X
-------------------------------------
Notary Public

CERTIFICATE OF MERGER

The undersigned, the President and Assistant Secretary, respectively, of P&S AMBULANCE, TEXAS, INC., a Texas corporation and wholly owned subsidiary of PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC. (the "Corporation"), do hereby certify that attached hereto and made a part hereof is a signed copy of an Agreement and Plan of Merger by and between said Corporation and .PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation.

The undersigned, the President and Assistant Secretary, respectively, of said Corporation further hereby certify that the attached Agreement and Plan of Merger was duly proposed and approved by the Directors of said Corporation and adopted by the shareholder of said Corporation and complies with the provisions of Article 5.16 of the Texas Business Corporation Act pertaining to the merger of a subsidiary corporation into its parent corporation.

The effective time and date of said merger shall be 11:59 p.m., Eastern Standard Time, on June 30, 1992 or as soon thereafter as the Agreement and Plan of Merger shall have been filed, together with this Certificate of Merger and the Articles of Merger to be filed with the respective secretaries of State of Ohio and Texas.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 17th day of June, 1992.

P&S AMBULANCE, TEXAS, INC.


By: /s/ Ronald L. Myers
    ---------------------------------
    Ronald L. Myers, President


Attest: /s/ Michael L. Stark
        -----------------------------
        Michael L. Stark,

STATE OF OHIO
SS:
SUMMIT COUNTY

On this 17th day of June, 1992, before me, a Notary Public, in and for said County and State, personally appeared Ronald L. Myers, President and Michael L. Stark, Assistant Secretary of P&S AMBULANCE, TEXAS, INC., a Texas corporation, who acknowledged that they did sign the foregoing instrument on behalf of such Corporation and by authority of said Corporation and that the same is their voluntary act and deed on behalf of said Corporation, and the voluntary act and deed of such Corporation.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


/s/ X
-------------------------------------
Notary Public

CERTIFICATE OF MERGER

The undersigned, the President and Secretary, respectively, of M & V INVESTMENTS, INC., an Ohio corporation (the "Corporation"), do hereby certify that attached hereto and made a part hereof is a signed copy of an Agreement and Plan of Merger by and between said Corporation and PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation.

The undersigned, the President and Secretary, respectively, of said Corporation further hereby certify that the attached Agreement and Plan of Merger, in accordance with the provisions of Section 1701.54 of the Ohio General Corporation Law, was duly proposed and approved by the Directors of said Corporation and adopted by the shareholders of said Corporation and complies with the provisions of the Ohio General Corporation Law pertaining to the merger of domestic corporations.

The effective time and date of said merger shall be 11:59 p.m., Eastern Standard Time, on February 22, 1994 or as soon thereafter as the Agreement and Plan of Merger shall have been filed, together with this Certificate of Merger, with the Office of the Secretary of State of the State of Ohio.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 22 day of February, 1994.

M & V INVESTMENTS, INC.


By: /s/ Ronald L. Myers
    ---------------------------------
    Ronald L. Myers, President


Attest: /s/ Eric Voth
        -----------------------------
        Eric Voth, Secretary

STATE OF ________________ )
                          ) SS:
_______________ COUNTY    )

On this 22 day of February, 1994, before me, a Notary Public, in and for said County and State, personally appeared Ronald L. Myers, President and Eric R. Voth, Secretary of M & V INVESTMENTS, INC., an Ohio corporation, who acknowledged that they did sign the foregoing instrument on behalf of such Corporation and by authority of said Corporation and that the same is their voluntary act and deed on behalf of said Corporation, and the voluntary act and deed of such Corporation.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.

                                        /s/ X
                                        ----------------------------------------
                                        Notary Public

CERTIFICATE OF MERGER

The undersigned, the President and Secretary respectively, of PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation (the "Corporation"), do hereby certify that attached hereto and made a part hereof is a signed copy of an Agreement and Plan of Merger by and between said Corporation and M & V INVESTMENTS, INC., an Ohio corporation.

The undersigned, the President and Secretary, respectively, of said Corporation further hereby certify that the attached Agreement and Plan of Merger was duly proposed and adopted by the Directors of said Corporation, pursuant to Section 1701.54 of the Ohio General Corporation Law, and complies with the provisions of the Ohio General Corporation Law pertaining to the merger of domestic corporations. Shareholder approval is not required pursuant to Section 1701.78(D) of the Ohio General Corporation Law.

The effective time and date of said merger shall be 11:59 p.m., Eastern Standard Time, on February 22, 1994 or as soon thereafter as the Agreement and Plan of Merger shall have been filed, together with this Certificate of Merger, with the Office of the Secretary of State of the State of Ohio.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 22 day of February, 1994.

PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.


By: /s/ Ronald L. Myers
    ---------------------------------
    Ronald L. Myers, President


Attest: /s/ Eric Voth
        -----------------------------
        Eric Voth, Secretary

STATE OF         )
                 ) SS:
COUNTY           )

On this 22 day of February, 1994, before me, a Notary Public, in and for said County and State, personally appeared Ronald L. Myers, President and Eric R. Voth, Secretary of PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation, who acknowledged that they did sign the foregoing instrument on behalf of such Corporation and by authority of said Corporation and that the same is their voluntary act and deed on behalf of said Corporation, and the voluntary act and deed of such Corporation.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


/s/ X
-------------------------------------
Notary Public

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, made and entered into this __ day of February, 1994, by and between PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation, (hereinafter referred to as "P&S") and M & V INVESTMENTS, INC., an Ohio corporation (hereinafter referred to as "M&V"), both corporations being sometimes hereinafter collectively referred to as the "Constituent Corporations".

WITNESSETH, That:

WHEREAS, P&S is a corporation duly organized under and existing by virtue of the laws of the State of Ohio; and

WHEREAS, M&V is a corporation duly organized under and existing by virtue of the laws of the State of Ohio; and

WHEREAS, all of the issued and outstanding capital stock of each of the Constituent Corporations is owned by Eric R. Voth and Ronald L. Myers (the "Shareholders"), and there are no other shares issued or outstanding to any other shareholder; and

WHEREAS, the respective Boards of Directors of the Constituent Corporations deem it advisable that M&V, the disappearing corporation, be merged into P&S, the Surviving Corporation, under the laws of the State of Ohio; and

WHEREAS, this Agreement and Plan of Merger has been proposed and approved by the Directors of each Constituent Corporation, and adopted by the shareholders of each Constituent Corporation, in the manner prescribed by the laws of the State of Ohio, under which each of such Constituent Corporations is organized; and

WHEREAS, no further authorization or approval is required under the laws of the State of Ohio.

NOW, THEREFORE, the parties to this Agreement, in consideration of the premises and of the mutual agreements herein contained, have agreed and do hereby agree, each with the other as follows:

1. Effective Date. Effective at 11:59 p.m., Eastern Standard Time, on February 22, 1994, or as soon thereafter as this Agreement and Plan of Merger shall have been filed, together with a Certificate of Merger, with the Secretary of State of Ohio, in accordance with the Ohio General Corporation Law and acts amendatory thereof, M&V shall be merged into P&S, the surviving corporation. Upon such filing, the separate existence of M&V shall cease (except insofar as continued by statute), and the Constituent Corporations shall become and thenceforth be a single corporation, to-wit: PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation (the "Surviving Corporation"). The date and the time upon which M&V shall have been merged into P&S is hereinafter sometimes referred to as "the effective date of this merger".

2. Name of Survivor. The name of the Surviving Corporation, as set forth in its current Articles of Incorporation, is and shall continue to be upon the effective date of this merger, "PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.", and said corporation shall continue to be governed by the laws of the State of Ohio.

3. Articles of Survivor. Upon the effective date of this merger the Articles of Incorporation of P&S, as the same have been amended to the date hereof, shall be the Articles of Incorporation of the Surviving Corporation upon and after the effective date of the merger.

4. Directors. The Directors of the Surviving Corporation on the effective date of this merger shall continue as the Directors thereof until such time as their respective successors are duly elected or designated after the effective date of the merger.

5. Code of Regulations of Survivor. The Code of Regulations of P&S, as the same have been amended to the date hereof, shall constitute and continue as the Code of Regulations of the Surviving Corporation.

6. Location of Principal Office. The location of the principal office of the Surviving Corporation in the State of Ohio shall be its present location at 1511 East Market, Akron, Ohio, 44305.

7. Statutory Agent. The Surviving Corporation hereby appoints as its statutory agent within the State of Ohio Michael L. Stark, Stark & Knoll Co., L.P.A., 1512 Ohio Edison Building, 76 South Main Street, Akron, Ohio, 44308, upon whom any process, notice or demand required or permitted by statute to be served on the Surviving Corporation may be served.

8. Terms and Conditions of Merger. The terms and conditions of this merger and the mode of carrying the same into effect are as follows:

(a) Upon the effective date of this merger, the Shareholders shall surrender for cancellation all of the outstanding shares of capital stock which they presently own of M&V, and the Surviving Corporation shall cause the same to be canceled of record.

(b) The shares of P&S issued and outstanding in the name of the Shareholders immediately prior to the effective date of the merger shall continue thereafter as the issued and outstanding capital stock of Surviving Corporation, and no additional shares of the Surviving Corporation shall be issued as a result of this merger.

9. Termination of Existence. Upon the effective date of this merger, the separate existence of M&V shall cease, and the corporate existence and identity of P&S shall continue as the Surviving Corporation.

10. Effect of Merger. The Surviving Corporation, without further action, shall succeed to all the rights, privileges, powers and franchises of a public as well as of a private nature and be subject to all the restrictions, disabilities and duties, of each of the Constituent Corporations; and all and singular the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to each Constituent Corporation on whatever account, as well for stock subscriptions as all other things in action or belonging to each Constituent Corporation shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all property of the Surviving Corporation as they were of the Constituent Corporations; and the title to any real estate vested by decd or otherwise, under the laws of the State of Ohio or of any other jurisdiction, in each Constituent Corporation shall not revert or be in any way impaired by reason of the merger; provided, however, that all rights of creditors and all liens upon any property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

11. Abandonment of Merger. Notwithstanding the approval of this Agreement and Plan of Merger by the Boards of Directors or shareholders of the Constituent Corporations, the merger herein contemplated may be abandoned and this Agreement and Plan of Merger may be terminated at any time prior to the effective date of this merger by mutual agreement of the Boards of Directors of the Constituent Corporations.

IN WITNESS WHEREOF, the corporations parties hereto have caused this Agreement and Plan of Merger to be signed in their respective corporate names by their respective officers thereunto duly authorized as of the day and year first hereinabove written.

PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.


By: /s/ Ronald L. Myers
    ---------------------------------
    Ronald L. Myers, President

Attest: /s/ Eric Voth
        -----------------------------
        Eric Voth, Secretary


M & V INVESTMENTS, INC.


By: /s/ Ronald L. Myers
    ---------------------------------
    Ronald L. Myers, President


Attest: /s/ Eric Voth
        -----------------------------
        Eric Voth, Secretary

CERTIFICATE OF MERGER

The undersigned, the President and Secretary, respectively, of PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation (the "Company"), do hereby certify that attached hereto and made a part hereof is a signed copy of an Agreement and Plan of Merger by and between the Company and PS Acquisition, Inc., a Delaware corporation.

The undersigned do hereby certify that the attached Agreement and Plan of Merger, pursuant to Section 1701.54 of the Ohio general Corporation Law, was duly proposed and approved by the Directors and the Shareholders of the Corporation in accordance with the provisions of Section 1707.78(D) of the Ohio General Corporation Law.

The effective time and date of said merger shall be 10:00 a.m., Eastern Standard Time, on February 23, 1994, or as soon thereafter as (i) the Agreement and Plan of Merger shall have been filed, together with this Certificate of Merger and the Certificate of Merger of PS Acquisitions, Inc., with the Ohio Secretary of State and (ii) the Certificate of Merger is filed with the Delaware Secretary of State.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 22 day of February, 1994.

PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.


By: /s/ Ronald L. Myers
    ---------------------------------
    President


Attest: /s/ Eric Voth
        -----------------------------
        Secretary

STATE OF ____________

COUNTY OF ___________

On this 22 day of February, 1994, before me, a Notary Public in and for said County and State, personally appeared RONALD L. MYERS, President, and ERIC R. VOTH, Secretary, of PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation, who acknowledged that they did sign the foregoing instrument on behalf of such corporation and by authority of said corporation, that the same is their voluntary act and deed on behalf of said corporation, and the voluntary act and deed of such corporation.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


/s/ X
-------------------------------------
Notary Public

CERTIFICATE OF MERGER

The undersigned, the President and Assistant Secretary, respectively, of PS ACQUISITION, INC., a Delaware corporation (the "Company"), do hereby certify that attached hereto and made a part hereof is a signed copy of an Agreement and Plan of Merger by and between the Company and Physicians & Surgeons Ambulance Service, Inc., an Ohio corporation.

The undersigned do hereby certify that the attached Agreement and Plan of Merger was duly proposed and approved by the Directors of the Company by an action by written consent of the Directors and the Shareholders of the Company by an action by written consent of the Shareholders, in accordance with the provisions of Section 252 of the General Corporation Law of the State of Delaware.

The effective time and date of said merger shall be 10:00 a.m., Eastern Standard Time, on February 23, 1994, or as soon thereafter as (i) the Agreement and Plan of Merger shall have been filed, together with this Certificate of Merger and the Certificate of Merger of Physicians & Surgeons Ambulance Service, Inc., with the Ohio Secretary of State and (ii) the Certificate of Merger is filed with the Delaware Secretary of State.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 22 day of February, 1994.

PS ACQUISITION, INC.


By: /s/ Dominic Puopolo
    ---------------------------------
Its President


By: /s/ Ronald Levenson
    ---------------------------------
Its Assistant Secretary

STATE OF ____________

COUNTY OF ___________

On this 22 day of February, 1994, before me, a Notary Public in and for said County and State, personally appeared DOMINIC J. PUOPOLO, President, and RONALD
M. LEVENSON, Assistant Secretary, of PS ACQUISITION, INC., a Delaware corporation, who acknowledged that they did sign the foregoing instrument on behalf of such corporation and by authority of said corporation, that the same is their voluntary act and deed on behalf of said corporation, and the voluntary act and deed of such corporation.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.


/s/ X
-------------------------------------
Notary Public

AGREEMENT AND PLAN OF MERGER OF PS ACQUISITION, INC. INTO PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.

The undersigned corporation DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each constituent corporation of the merger is as follows:

Name                      State of Incorporation
Physicians & Surgeons     Ohio
Ambulance Service, Inc.
PS Acquisition, Inc.      Delaware

SECOND: That this Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by the Shareholders and Directors of PS Acquisition, Inc. in accordance with the requirements of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

THIRD: That this Agreement and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by the Shareholders and Directors of Physicians & Surgeons Ambulance Service, Inc. in accordance with the requirements of Ohio Revised Code Section 1701.78.

FOURTH: That the name of the surviving corporation of the merger is Physicians & Surgeons Ambulance Service, Inc., an Ohio corporation.

FIFTH: That the Articles of Incorporation of Physicians & Surgeons Ambulance Service, Inc. shall be the Articles of Incorporation of the surviving corporation.

SIXTH: That an executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of said principal place of business of Physicians & Surgeons Ambulance Service, Inc. is 1511 East Market Street, Akron, Ohio 44305-9186.

SEVENTH: That a copy of the agreement of merger will be furnished on request and without cost to any shareholder of any constituent corporation.

EIGHTH: That the surviving corporation may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Delaware, as well as for enforcement of any obligations of the surviving corporation arising from the merger, including any suit or other proceeding to enforce the right of any Shareholder as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware, and it does hereby irrevocably appoint the Secretary of State of the State of Delaware as the agent to accept service of process in any such suit or proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of Delaware is Physicians & Surgeons Ambulance Service, Inc., 1511 East Market Street, Akron, Ohio 44305-9186, Attention: President, until the surviving corporation shall have hereafter designated in writing to the said Secretary of State a different address for such purpose.

NINTH: That effective at 10.00 a.m., Eastern Standard Time, on February 23, 1994, or as soon thereafter as this Agreement and Plan of Merger shall have been filed, together with appropriate Certificates of Merger or Articles of Merger, with both the Secretary of State of Delaware, in accordance with the Delaware General Corporation Law, and the Secretary of State of Ohio, in accordance with Ohio General Corporation Law, PS Acquisition, Inc. shall be merged into Physicians & Surgeons Ambulance Service, Inc. Upon such filing, the separate existence of PS Acquisition, Inc. shall cease (except insofar as continued by statute); and the two (2) corporations shall become and thenceforth be a single corporation, to-wit: PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC., an Ohio corporation. The date and the time upon which PS Acquisition, Inc. shall have been merged into Physicians & Surgeons Ambulance Service, Inc. is hereinafter sometimes referred to as "the effective date of the merger."

TENTH: That the terms and conditions of the merger shall be as follows: At the effective date, the issued shares of capital stock of Physicians & Surgeons Ambulance Service, Inc. and PS Acquisition, Inc. shall, by virtue of the merger and without any action on the part of any holder thereof, become and be converted or canceled as follows:

(a) each outstanding share of common stock of PS Acquisition, Inc., $.01 par value, held of record will automatically be converted into one fully paid and non-assessable share of common stock of Physicians & Surgeons Ambulance Service, Inc. as the surviving corporation; and

(b) each outstanding share of the common stock of Physicians & Surgeons Ambulance Service, Inc., no par value, will be converted into the right to receive 748,000 shares of the common stock of American Medical Response, Inc., a Delaware corporation, and the sole shareholder of PS Acquisition, Inc., $.01 par value, divided by the number of shares of the common stock of Physicians & Surgeons Ambulance Service, Inc. outstanding at the effective date.

ELEVENTH: That notwithstanding the approval of this Agreement and Plan of Merger by the Directors and Shareholders of the constituent corporations, the merger herein contemplated may be abandoned and this Agreement and Plan of Merger may be terminated at any time prior to the effective date of this merger by mutual agreement of the Boards of Directors of the constituent corporations.

IN WITNESS WHEREOF, the corporations parties hereto have caused this Agreement and Plan of Merger to be signed in their respective corporate names by their respective officers thereunto duly authorized as of the day and year first hereinabove written.

PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.


By: /s/ Ronald L. Myers
    ---------------------------------
    Ronald L. Myers, President

Attest: /s/ Eric Voth
        -----------------------------
        Eric Voth, Secretary


PS ACQUISITION, INC.


By: /s/ Dominic Puopolo
    ---------------------------------
Its President


By: /s/ Ronald Levenson
    ---------------------------------
Its Assistant Secretary

CERTIFICATE OF MERGER

In accordance with the requirements of Ohio law, the undersigned corporations, limited liability companies and/or limited partnerships, desiring to effect a merger, set forth the following facts:

I. SURVIVING ENTITY

A. The name of the entity surviving the merger is: Physicians & Surgeons Ambulance Service, Inc.

B. Name change: As a result of this merger, the name of the surviving entity has been changed to the following: N/A

C. The surviving entity is a: (Please check the appropriate box and fill in the appropriate blanks).

[X] Domestic (Ohio) Corporation

[ ] Foreign (Non-Ohio) corporation incorporated under the laws of the state/country of _________, and licensed to transact business in the state of Ohio.

[ ] Foreign (Non-Ohio) corporation incorporated under the laws of the state/country of _________, and NOT licensed to transact business in the state of Ohio.

[ ] Domestic (Ohio) limited liability company.

[ ] Foreign (Non-Ohio) limited liability company organized under the laws of the state/country of ______, and registered to do business in the state of Ohio.

[ ] Foreign (Non-Ohio) limited liability company organized under the laws of the state/country of _________, and NOT registered to do business in the state of Ohio.

[ ] Domestic (Ohio) limited partnership, regulation number __________.

[ ] Foreign (Non-Ohio) limited partnership organized under the laws of the state/country of __________, and registered to do business in the state of Ohio, under registration number __________.

[ ] Foreign (Non-Ohio) limited partnership organized under the laws of the state/country of __________, and NOT registered to do business in the state of Ohio.

II. Merging Entities

The name, type of entity, and state/country of incorporation or organization, respectively, of each entity, other than the survivor which is a party to the merger are as follows:

Name                            State/Country of Organization   Type of Entity
P & S Ambulance Service, Inc.   Ohio

III. Merger Agreement on File

The name and mailing address of the person or entity from whom/which eligible persons may obtain a copy of the agreement of merger upon written request:

Name               Address
Joshua T. Gaines   c/o American Medical Response, Inc.
                   2821 South Parker Road
                   Aurora CO  80014

IV. Effective Date of Merger

This merger is to be effective:

On __________ (if a date is specified, the date must be a date on or after the date of filing; the effective date of the merger cannot be earlier than the date of filing; if no date is specified, the date of filing will be the effective date of the merger).

V. Merger Authorized

The laws of the state or country under which each constituent entity exists, permits this merger. This merger was adopted, approved and authorized by each of the constituent entities in compliance with the laws of the state under which it is organized, and the persons signing this certificate on behalf of each of the constituent entities are duly authorized to do so.

VI. Statutory Agent

The name and address of the surviving entity's statutory agent upon whom any process, notice or demand may be served is:

Name                    Address
CT Corporation System

(This item MUST be completed if the surviving entity is a foreign entity which is not licensed, registered or otherwise authorized to conduct or transact business in the State of Ohio).

Acceptance of Agent

The Undersigned, named herein as the statutory agent for the above referenced surviving entity, hereby acknowledges and accepts the appointment of statutory agent for said entity.


-------------------------------------
Signature of Agent

(The acceptance of agent must be completed by domestic surviving entities if through this merger the statutory agent for the surviving entity has changed, or the named agent differs in any way from the name reflected on the Secretary of State's records.)

VII. Statement of Merger

Upon filing, or upon such later date as specified herein, the merging entity/entities listed herein shall merge into the listed surviving entity.

VIII. Amendments

The articles of incorporation, articles of organization or certificate of limited partnership (strike the inapplicable terms) of the surviving domestic entity herein, are amended as set forth in the attached "Exhibit A"

(Please note that any amendments to articles of incorporation, articles of organization or to a certificate of limited partnership MUST be attached if the surviving entity is a DOMESTIC corporation, limited liability company, or limited partnership.)

IX. Qualification or Licensure of Foreign Surviving Entity

A. The listed surviving foreign corporation, limited liability company, or limited partnership desires to transact business in Ohio as a foreign corporation, foreign limited liability company, or foreign limited partnership, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served In the State of Ohio. The name and complete address of the statutory agent is:

__________   _________________________
(name)       (street and number)

______________________________, Ohio _____________
(city, village or township)           (zip code)

The subject surviving foreign corporation, limited liability company or limited partnership irrevocably consents to service of process on the statutory agent listed above as long as the authority of the agent continues, and to service of process upon the Secretary of State if the agent cannot be found, if the corporation, limited liability company or limited partnership fails to designate another agent when required to do so, or if the corporation's, limited liability company's, or limited partnership's license or registration to do business in Ohio expires or is cancelled.

B. The qualifying entity also states as follows: (complete only if applicable)

I. Foreign Qualifying Limited Liability Company.

(If the qualifying entity is a foreign limited liability company, the following information must be completed)

a. The name of the limited liability company in its state of organization/registration is _________________

b. The name under which the limited liability company desires to transact business in Ohio is _______________

c. The limited liability company was organized or registered on ___________ under the laws of the state/country of ______________________.

d. The address to which interested persons may direct request for copies of the articles of organization, operating agreement, bylaws, or other charter documents of the company is:________________

2. Foreign Qualifying Limited Partnership

(If the qualifying entity is a foreign limited partnership, the following information must be completed)

a. The name of limited partnership is ______________

b. The limited partnership was formed on ________________ under the laws of the state/country of ________________

c. The address of the office of the limited partnership in its state/country of organization is ________________

d. The limited partnership's principal office address is ______________

e. The names and business or residence addresses of the GENERAL partners of the partnership are as follows:

Name                                Address

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(If insufficient space to cover this item, please attach a separate sheet listing the general partners and their respective addresses)

f. The address of the office where a list of the names and business or residence addresses of the limited partners and their respective capital contributions is to be maintained is:

________________________________________________________________________________

________________________________________________________________________________

The limited partnership hereby certifies that it shall maintain said records until the registration of the limited partnership in Ohio is cancelled or withdrawn.

The undersigned constituent entities have caused this certificate of merger to be signed by its duly authorized officers, partners and representatives on the date(s) stated below.

P & S Ambulance Service, Inc.           ----------------------------------------
exact name of entity                    exact name of entity


By:                                     By:
    ---------------------------------       ------------------------------------
Its: Vice President                     Its:
                                             -----------------------------------
Date:                                   Date:
      -----------------------------           ----------------------------------


Physicians & Surgeons
Ambulance Service, Inc.                 ----------------------------------------
exact name of entity                    exact name of entity


By:                                     By:
    ---------------------------------       ------------------------------------
Its: Vice President                     Its:
                                             -----------------------------------
Date:                                   Date:
      -----------------------------           ----------------------------------

-------------------------------------   ----------------------------------------
exact name of entity                    exact name of entity


By:                                     By:
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

-------------------------------------   ----------------------------------------
exact name of entity                    exact name of entity


By:                                     By:
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------

-------------------------------------   ----------------------------------------
exact name of entity                    exact name of entity


By:                                     By:
    ---------------------------------       ------------------------------------
Its:                                    Its:
     --------------------------------        -----------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------